Subsequent events	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsiquents events
Note 25:  Subsiquents events:

1.
On February 7, 2023, the Company completed a registered direct offering. A total of 1,964,286 new ordinary shares were issued in consideration to offering price of $14 per share. The gross proceeds, were $27,500, before deducting commissions and other offering expenses.

2.
On February 15, 2023, the Company granted to employees, officers, board members, CEO and some consultants 199,100 share options for an exercise price of $13.32 per share and 20,150 RSUs. The share options vest over a period of 1-4 years. The total value was estimated at $1,600. The grant to the directors and CEO is subject to the approval of the next shareholders annual meeting.